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                                                                 Exhibit 10.10

               FINANCIAL ADVISORY AND INVESTMENT BANKING AGREEMENT

                  This Agreement is made and entered into as of the day of , 1996 by and between Maidstone Financial, Inc., a Delaware corporation ("Maidstone" or the "Advisor"), and Community Care Services, Inc., a New York corporation (the "Company").

                  In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  1. Purpose: The Company hereby engages the Advisor for the term specified in Paragraph 2 hereof to render consulting advice to the Company as an investment banker relating to financial and similar matters upon the terms and conditions set forth herein.

                  2. Term: Except as otherwise specified in Paragraph 4 hereof,
this Agreement shall be effective from             , 1996 to             , 1999.

                  3. Duties of the Advisor: During the term of this Agreement, the Advisor shall seek out Transactions (as hereinafter defined) on behalf of the Company and shall furnish advice to the Company in connection with any such Transactions.

                  4. Compensation: In consideration for the services rendered by the Advisor to the Company pursuant to this Agreement (and in addition to the expenses provided for in Paragraph 5 hereof), the Company shall compensate the Advisor as follows:

                  (a) The Company shall pay the Advisor a fee of $104,600 for the entire term of this Agreement. The entire fee shall be payable on the date hereof.

                  (b) In the event that any Transaction occurs during the term of this Agreement or one year thereafter, the Company shall pay fees to the Advisor as follows:


          Consideration                                        Fee

 $    - 0 - to $  500,000               $25,000

 $  500,000 to $5,000,000               5% of Consideration

 $5,000,000 or more                     $250,000 plus 1% of the Consideration
                                           in excess of $5,000,000

                  For the purposes of this Agreement, "Consideration" shall mean the total market value on the day of the closing of stock, cash, assets and all other property (real or personal) exchanged or received, directly or indirectly by the Company or any of its security holders in connection with any Transaction. In the event that the Consideration is not in the form of Securities of a publicly traded company, the parties shall mutually appoint an independent third party to make a determination as to the fair market value of such property whose valuation shall be final. Any co-broker and/or co-underwriter retained by the Advisor shall be paid by the Advisor.

                  (c) For the purposes of the Agreement, the term "Transaction" shall include (i) any transaction originated by the Advisor, other than in the ordinary course of trade or business of the Company, whereby, directly or indirectly, control of, or an interest in, the Company or any of its
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businesses or any of their respective assets, is transferred for Consideration,
(ii) any transaction originated by the Advisor whereby the Company acquires any other company or the assets of any other company or an interest in any other company (an "Acquisition") or (iii) any joint venture or line of credit arranged by the Advisor for the benefit of the Company as more fully set forth in the next paragraph.

                  Notwithstanding Paragraph 4(b) above, in the event the Advisor originates a line of credit with a lender or a corporate partner, or the Advisor introduces the Company to a joint venture partner or customer and sales develop as a result of the introduction, the Company and the Advisor will mutually agree on a satisfactory fee and the terms of payment of such fee.

                  (d) All fees to be paid pursuant to this Agreement, except as otherwise specified, are due and payable to the Advisor in cash at the closing or closings of any Transaction. In the event that this Agreement shall not be renewed or if terminated for any reason, notwithstanding any such non-renewal or termination, the Advisor shall be entitled to a full fee and repayment of all expenses as provided under Paragraphs 4 and 5 hereof, for any Transaction for which the discussions were initiated during the term of this Agreement and which is consummated within a period of 12 months after non-renewal or termination of this Agreement. Nothing herein shall impose any obligation on the part of the Company to enter into any Transaction.

                  5. Expenses of the Advisor: In addition to the fees payable hereunder and regardless of whether any Transaction is proposed or consummated, the Company shall reimburse the Advisor for all reasonable fees and disbursements of the Advisor's counsel and the Advisor's travel and out-of-pocket expenses incurred in connection with the services performed by them pursuant to this Agreement, including without limitation, hotels, food and associated expenses and long-distance telephone calls, except that all fees and disbursements of the Advisor's counsel and expenses exceeding $1,000 must be pre-approved in writing by the Company.

                  6. Liability of the Advisor:

                       (1) The Company acknowledges that all opinions and advice (written or oral) given by the Advisor to the Company in connection with the Advisor's engagement are intended solely for the benefit and use of the Company in considering the Transaction to which they relate, and the Company agrees that no person or entity other than the Company shall be entitled to make use of or rely upon the advice of the Advisor to be given hereunder, and no such opinion or advice shall be used for any other purpose or reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose, nor may the Company make any public references to the Advisor, or use the Advisor's name in any annual reports or any other reports or releases of the Company, in each case, without the Advisor's prior written consent.

                       (2) Other than as to comply with the rules and regulations of listing on the NASDAQ System, the Company acknowledges that the Advisor makes no commitment whatsoever as to making a market in the Company's securities or to recommending or advising its clients to purchase the Company's securities. Research reports or corporate finance reports that may be prepared by the Advisor, when and if prepared, will be done solely on the merits or judgment of analysis of the Advisor or any senior corporate finance personnel of the Advisor.

                  7. The Advisor's Services to Others: The Company acknowledges that the Advisor or its affiliates are in the business of providing financial services and consulting advice to others. Nothing herein contained shall be construed to limit or restrict the Advisor in conducting such business with respect to others, or in rendering such advice to others.
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                  8. Company Information:

                  (a) The Company recognizes and confirms that, in advising the Company and in fulfilling its engagement hereunder, the Advisor will use and rely on data, material and other information furnished to the Advisor by the Company. The Company acknowledges and agrees that in performing its services under this engagement, the Advisor may rely upon the data, material and other information supplied by the Company without independently verifying the accuracy, completeness or veracity of same.

                  (b) Except as contemplated by the terms hereof or as required by applicable law in the opinion of counsel to the Company, the Advisor shall keep confidential all non-public information provided to it by the Company, and shall not disclose such information to any third party without the Company's prior written consent, other than such of its employees and advisors as the Advisor determines to have a need to know. In the event that the Advisor discloses such information to its employees or advisors, it will cause such employees or advisors to be bound by the provisions of this Section 8(b).

                  9. Indemnification:

                  (a) The Company shall indemnify and hold harmless the Advisor against any and all liabilities, claims, lawsuits, including any and all awards and/or judgments to which it may become subject under the Securities Act of 1933 (the "1933 Act"), the Securities Exchange Act of 1934, (the "Act") or any other federal or state statute, at common law or otherwise, insofar as said liabilities, claims and lawsuits (including costs, expenses, awards and/or judgments) arise out of or are in connection with the services rendered by the Advisor or any Transactions effected in connection with this Agreement, except for any liabilities, claims and lawsuits (including awards and/or judgments), arising out of acts or omissions of the Advisor. In addition, the Company shall also indemnify and hold harmless the Advisor against any and all costs and expenses, including reasonable counsel fees, incurred or relating to the foregoing.

                  The Advisor shall give the Company prompt notice of any such liability, claim or lawsuit which the Advisor contends is the subject matter of the Company's indemnification and the Company thereupon shall be granted the right to take any and all necessary and proper action, at its sole cost and expense, with respect to such liability, claim and lawsuit, including the right to settle, compromise and dispose of such liability, claim or lawsuit, excepting therefrom any and all proceedings or hearings before any regulatory bodies and/or authorities.

                  The Advisor shall indemnify and hold harmless the Company against any and all liabilities, claims and lawsuits, including any and all awards and/or judgments to which it may become subject under the 1933 Act, the Act or any other federal or state statute, at common law or otherwise, insofar as said liabilities, claims and lawsuits (including costs, expenses, awards and/or judgments) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or the omission to disclose a material fact required to be stated or necessary to make the statement not misleading, which statement or omission was made in reliance upon information furnished in writing to the Company by or on behalf of the Advisor for inclusion in any registration statement, prospectus or other document or any amendment or supplement thereto in connection with any Transaction to which this Agreement applies. In addition, the Advisor shall also indemnify and hold harmless the Company against any and all costs and expenses, including reasonable counsel fees, incurred or relating to the foregoing.

                  The Company shall give the Advisor prompt notice of any such liability, claim or lawsuit which the Company contends is the subject matter of the Advisor's indemnification and the Advisor thereupon shall be granted the right to a take any and all necessary and proper action, at its sole cost and expense, with respect to such liability, claim and lawsuit, including the right to settle, compromise or dispose of such liability, claim or lawsuit, excepting therefrom any and all proceedings or hearings before any regulatory bodies and/or authorities.
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                  (b) In order to provide for just and equitable contribution under the 1933 Act in any case in which (i) any person entitled to indemnification under this Paragraph 9 makes claim for indemnification pursuant hereto but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Paragraph 9 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of any such person in circumstances for which indemnification is provided under this Paragraph 9, then, and in each such case, the Company and the Advisor shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after any contribution from others) in such proportion taking into consideration the relative benefits received by each party from the offering covered by the prospectus or other document with respect to any Transactions in connection with this Agreement (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was assessed, the opportunity to correct and prevent any statement or omission and other equitable considerations appropriate under the circumstances; provided, however, that notwithstanding the above in no event shall the Advisor be required to contribute any amount in excess of 10% of the offering price of any securities to which such prospectus applies; and provided, that, in any such case, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  Within 15 days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (the "Contributing Party"), notify the Contributing Party of the commencement thereof, but the omission to so notify the Contributing Party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party, and such party notifies a Contributing Party or his or its representative of the commencement thereof within the aforesaid 15 days, the Contributing Party will be entitled to participate therein with the notifying party and any other Contributing Party similarly notified. Any such Contributing Party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution without the written consent of the Contributing Party. The indemnification provisions contained in this Paragraph 9 are in addition to any other rights or remedies which either party hereto may have with respect to the other or hereunder.

                  10. The Advisor as an Independent Contractor: The Advisor shall perform its services hereunder as an independent contractor and not as an employee of the Company or affiliates thereof. It is expressly understood and agreed to by the parties hereto that the Advisor shall have no authority to act for, represent or bind the Company or any affiliate thereof in any manner, except as may be agreed to expressly by the Company in writing from time to time.

                  11. Miscellaneous:

                  (a) This Agreement between the Company and the Advisor constitutes the entire agreement and understanding of the parties hereto, and supersedes any and all previous agreements and understandings, whether oral or written, between the parties with respect to the matters set forth herein.
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                  (b) Any notice or communication permitted or required
hereunder shall be in writing and shall be deemed sufficiently given if hand-delivered or sent (i) postage prepaid by registered mail, return receipt requested, or (ii) by facsimile, to the respective parties as set forth below, or to such other address as either party may notify the other in writing:

         If to the Company, to:         Community Care Services, Inc.
                                        18 Sargent Place
                                        Mount Vernon, New York 10550
                                        Attn:  Alan T. Sheinwald
                                        Fax Number:  (914) 665-9036

         with a copy to:                Parker Duryee Rosoff & Haft
                                        529 Fifth Avenue
                                        New York, New York 10017
                                        Attn:  Michael DiGiovanna, Esq.
                                        Fax Number:  (212) 972-9487

         If to Maidstone, to:           Maidstone Financial, Inc.
                                        101 East 52nd Street
                                        New York, New York 10022
                                        Attn:  President
                                        Fax Number: (212) 832-6330


         With a copy to:                Gersten, Savage, Kaplowitz & Curtin, LLP
                                        575 Lexington Avenue
                                        New York, New York  10022
                                        Attn:  Jay M. Kaplowitz, Esq.
                                        Fax Number: (212) 980-5192

                  (c) This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors, legal representatives and assigns.

                  (d) This Agreement may be executed in any number of counterparts, each of which together shall constitute one and the same original document.

                  (e) No provision of this Agreement may be amended, modified or waived, except in a writing signed by all of the parties hereto.

                  (f) This Agreement may be terminated by a written agreement signed by both of the parties hereto. Upon termination of the Agreement, no party hereto shall thereafter have any further liability or obligation hereunder other than the Company's obligations under Paragraph 4(d).

                  (g) This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to conflict of law principles. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in New York City, and they hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York, New York and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth in Paragraph 11(b) hereof.
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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be duly executed, as of the day and year first above written.


                                     MAIDSTONE FINANCIAL, INC.



                                     By:
                                        ---------------------------------
                                         Name:
                                         Title:



                                     COMMUNITY CARE SERVICES, INC.



                                     By:
                                        ----------------------------------
                                        Name:
                                        Title: